                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [  ]
     Check the appropriate box:
     [  ] Preliminary Proxy Statement                 [  ] Confidential, for use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240
          14a-12

                               ELLSWORTH FUND LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):
    [X] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11
    (1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [  ]Fee paid previously with preliminary materials.
    [  ]Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    -------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------
    (3) Filing Party:

    -------------------------------------------------------------------
    (4) Date Filed:

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


                               ELLSWORTH FUND LTD.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            FRIDAY, JANUARY 12, 2007
                            11:00 A.M., EASTERN TIME
                                       AT
           65 MADISON AVENUE, SUITE 550, MORRISTOWN, NEW JERSEY 07960


To Shareholders of Ellsworth Fund Ltd.:

        We cordially invite you to attend our 2007 Annual Meeting of Shareholders to vote on:

        1.      Electing three trustees to three year terms.

        2. Ratifying the Audit Committee's appointment of Tait, Weller & Baker LLP as independent registered public accountants for fiscal year 2007.

        3. Transacting any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

        We are holding the Annual Meeting on Friday January 12, 2007 at 11:00 a.m., Eastern Time, at the Fund's offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

        You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we ask that you return your proxy promptly so that your vote is counted. Only shareholders of record on November 15, 2006 will be entitled to vote at the meeting or any adjournment of the meeting.


                                          Thomas H. Dinsmore
                                          Chairman of the Board of Trustees
November 27, 2006

                               ELLSWORTH FUND LTD.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                JANUARY 12, 2007

                      INFORMATION ABOUT THE ANNUAL MEETING


PROXY STATEMENT

        We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees of Ellsworth Fund Ltd. (the Trust) is soliciting your proxy to vote at the 2007 Annual Meeting of Shareholders (the Annual Meeting). This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting.

        This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about November 27, 2006 to all shareholders entitled to vote. Shareholders who owned the Trust's shares of beneficial interest on November 15, 2006 are entitled to vote. On this record date, there were 12,429,083 shares outstanding. Each share of the Trust that you own entitles you to one vote. (A fractional share has a fractional vote.)

        We are also sending along with this Proxy Statement the Trust's 2006 Annual Report, which includes our financial statements. If you have not received such report or would like to receive an additional copy, please contact Gary I. Levine at 65 Madison Avenue, Morristown, NJ 07960 or call (973) 631-1177. The Trust will furnish such report free of charge. This report is also available online at www.ellsworthfund.com.

TIME AND PLACE OF MEETING

        We are holding the Annual Meeting on Friday January 12, 2007 at 11:00 a.m., Eastern Time, at the Trust's offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

PROPOSAL TABLE

        The following table summarizes each proposal to be presented at the Annual Meeting and the page number of this proxy statement where you may find a description of the proposal:

            PROPOSAL                                                 PAGE NUMBER
            --------                                                 -----------
  1.      Electing trustees                                               2

  2.      Ratifying the Audit Committee's Appointment of Tait,           12
          Weller & Baker LLP as independent registered public accountants


        The Board of Trustees, including all of the independent trustees, recommend that you vote FOR Proposals 1 and 2.

HOW TO VOTE

        You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

        If you are the record owner of your shares, the available alternative proxy voting methods are telephone and Internet voting. If your shares are held by a broker, the alternative proxy voting methods may include telephone, Internet and any alternative method of voting permitted by your broker. Please see "Additional Information on Voting" on page 13 below for a further discussion of how to vote your shares.

BROKER VOTING

        Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 1 and 2 are considered routine, the Trust does not expect to receive any broker non-votes.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

STRUCTURE OF THE BOARD OF TRUSTEES

        The Board of Trustees (the Board) is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term. Classifying the Board for election may be regarded as an "anti-takeover provision" because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

        The Board currently consists of eight persons. Six of the trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Trust's trustees are "interested persons" because of their business and financial relationships with the Trust and Davis-Dinsmore Management Company (Davis-Dinsmore), the Trust's investment adviser.

        At the 2007 Annual Meeting, the terms of three trustees are expiring. The Governance Committee of the Board nominated the trustees, whose terms are expiring in 2007, as set forth below, to serve for terms that expire in 2010. Other trustees are not up for election this year and except for Donald M. Halsted, Jr. will continue in office for the rest of their terms. Mr. Halsted, a current trustee whose term is expiring in 2008, is retiring effective as of December 31, 2006, and therefore will not be running for re-election in 2008. The trustees appointed Daniel D. Harding as a trustee effective as of January 1, 2007 to fill the vacancy created by Mr. Halsted's retirement. Mr. Harding's term as a trustee will expire in 2008. In addition, if elected, Mr. Ahalt's term will expire in 2010. However, pursuant to the Trust's retirement policy, Mr. Ahalt is expected to retire effective December 31, 2008.

        Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.

NOMINEES FOR TRUSTEES

        The Board has approved the nomination of the following individuals to serve as trustees until the annual meeting of shareholders to be held in 2010. (As noted above, it is expected that Mr. Ahalt will retire effective as of December 31, 2008.) The business address of each nominee and/or trustee listed below is Ellsworth Fund Ltd., 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Because Davis-Dinsmore serves as investment adviser to the Trust and to another investment company, Bancroft Fund Ltd. (Bancroft Fund), Bancroft Fund and the Trust make up a "fund complex" (Fund Complex). If re-elected, each nominee would oversee the two registered investment companies in the Fund Complex.

     NOMINEES WHO ARE INDEPENDENT TRUSTEES


                                                      PRINCIPAL OCCUPATION(S)
                                  TRUSTEE          DURING PAST 5 YEARS AND OTHER
    NAME AND AGE                   SINCE                 BUSINESS EXPERIENCE               OTHER DIRECTORSHIP(S) HELD
    ------------                   -----                 -------------------               --------------------------
    Gordon F. Ahalt - 78            1986     Retired.                                      Bancroft Fund; and Helix Energy
                                                                                           Solutions Group, Inc. (energy
                                             Formerly:  President of G.F.A. Inc.           services company)
                                             (petroleum industry consulting company)
                                             (1982 until 2000); Consultant, W. H.
                                             Reaves & Co., Inc., (an asset management
                                             company) (1987-1998).  Mr. Ahalt spent
                                             his career as an analyst of and a
                                             consultant to the petroleum industry, and
                                             previously served as a director or
                                             executive officer of several energy
                                             companies and an oil and gas exploration
                                             company.  Mr. Ahalt received a B.S. in
                                             Petroleum Engineering from the University
                                             of Pittsburgh.

    Elizabeth C. Bogan,             1986     Senior Lecturer in Economics at Princeton     Bancroft Fund
    Ph.D. - 62                               University (since 1992).

                                             Formerly:  Chairman of Economics and
                                             Finance Department, Fairleigh Dickinson
                                             University, and a member of the Executive
                                             Committee for the College of Business
                                             Administration.  Dr. Bogan has chaired
                                             numerous administrative and academic
                                             committees.  Dr. Bogan received an A.B.
                                             in Economics from Wellesley College, an
                                             M.A. in Quantitative Economics from the
                                             University of New Hampshire, and a Ph.D.
                                             in Economics from Columbia University.
                                             Her writings on finance have been
                                             published in THE FINANCIAL ANALYSTS
                                             JOURNAL and in other journals.



                                                      PRINCIPAL OCCUPATION(S)
                                  TRUSTEE          DURING PAST 5 YEARS AND OTHER
    NAME AND AGE                   SINCE                BUSINESS EXPERIENCE                OTHER DIRECTORSHIP(S) HELD
    ------------                   -----                -------------------                --------------------------
    Nicolas W. Platt - 53           1997     Managing Director, Rodman & Renshaw, LLC      Bancroft Fund
                                             (investment banking firm) (since 2006).

                                             Formerly: President, CNC-US
                                             (international consulting company)
                                             (January 2003 to August 2006); Senior
                                             Partner of Platt & Rickenbach (financial
                                             relations firm) (May 2001 to January
                                             2003); Senior Executive with the WPP
                                             Group, UK and its public relations
                                             subsidiaries, Ogilvy Public Relations,
                                             Burson-Marsteller and Robinson Lehr
                                             Montgomery (January 1995 to April 2001).
                                             Mr. Platt received a B.A. from Skidmore
                                             College and an M.A. in Economics from
                                             Columbia University.


REQUIRED VOTE

        Trustees are elected by a plurality vote of shares present at the Annual Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal. Any broker non-vote will have no effect on the outcome of this proposal.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

INFORMATION ABOUT THE TRUST'S OTHER TRUSTEES

        Information about the Trust's other trustees whose terms continue after the Annual Meeting is presented below. Each trustee oversees two registered investment companies in the Fund Complex, the Trust and Bancroft Fund.

     CONTINUING INDEPENDENT TRUSTEES

                                                       PRINCIPAL OCCUPATION(S)
                                       TRUSTEE      DURING PAST 5 YEARS AND OTHER
              NAME AND AGE              SINCE             BUSINESS EXPERIENCE                OTHER DIRECTORSHIP(S) HELD
              ------------              -----             -------------------                --------------------------

      Duncan O. McKee(1) - 75            1996     Retired.                                   Bancroft Fund

                                                  Formerly:  Partner at the law firm of
                                                  Ballard Spahr Andrews & Ingersoll, LLP
                                                  (Ballard Spahr) (1964-1988).  During
                                                  his career at Ballard Spahr, Mr. McKee
                                                  represented publicly owned companies,
                                                  including closed-end and open-end
                                                  investment companies, in mergers,
                                                  acquisitions and securities offerings;
                                                  Director Emeritus of the Trust and
                                                  Bancroft Fund (1988 to 1996).
                                                  Mr. McKee received his undergraduate
                                                  degree from the College of Wooster and
                                                  his law degree from Duke University
                                                  School of Law.


    Robert J. McMullan(2) - 52           2004     Chief Executive Officer and Board          Bancroft Fund
                                                  member of Control Point Solutions,
                                                  Inc. (a leading provider of
                                                  telecommunications expense management
                                                  business process outsourcing services
                                                  to enterprise, government and carrier
                                                  clients) (2005 - present).


                                                  Formerly: Trustee of AmSouth Funds
                                                  (2003-2005);  Senior Vice President
                                                  and Chief Financial Officer of
                                                  Conexant Systems, Inc. (formerly,
                                                  GlobeSpan Virata, Inc.) (semiconductor
                                                  manufacturing company) (1998 to 2004);
                                                  and Executive Vice President and Chief
                                                  Financial Officer of the BISYS Group,
                                                  Inc. (computer services company)
                                                  (1989-1998).  Mr. McMullan received a
                                                  B.A. in Business Administration from
                                                  Saint Michael's College.

    (1)  Term as trustee will expire in 2008.
    (2)  Term as trustee will expire in 2009.

     CONTINUING TRUSTEES WHO ARE INTERESTED PERSONS



                                                         PRINCIPAL OCCUPATION(S)
                                       TRUSTEE       DURING PAST 5 YEARS AND OTHER
             NAME AND AGE               SINCE               BUSINESS EXPERIENCE              OTHER TRUSTEESHIP(S) HELD
             ------------               -----               ------------------               -------------------------

   Thomas H. Dinsmore(1)(2) - 53         1986     Chairman and Chief Executive Officer       Bancroft Fund
                                                  of the Trust, Bancroft Fund and
                                                  Davis-Dinsmore (investment adviser to
                                                  the Trust and Bancroft Fund) (since
                                                  1996).

                                                  Mr. Dinsmore is a Chartered Financial
                                                  Analyst.  Mr. Dinsmore is President of
                                                  the Closed-End Fund Association.
                                                  Mr. Dinsmore received a B.S. in
                                                  Economics from the Wharton School of
                                                  Business at the University of
                                                  Pennsylvania, and an M.A. in Economics
                                                  from Fairleigh Dickinson University.

   Jane D. O'Keeffe(1)(3) - 51           1995     President of the Trust, Bancroft           Bancroft Fund
                                                  Fund and Davis-Dinsmore (registered
                                                  investment adviser) (since 1996).

                                                  Ms. O'Keeffe received a B.A. from
                                                  University of New Hampshire and
                                                  attended the Lubin Graduate School of
                                                  Pace University.

   (1) Mr. Dinsmore and Ms. O'Keeffe are interested persons (within the meaning of the Investment Company Act) of the Trust and Davis-Dinsmore because they are officers of the Trust and officers, directors and holders of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.
   (2)     Term as trustee will expire in 2008.
   (3)     Term as trustee will expire in 2009.

     OTHER INFORMATION REGARDING TRUSTEES

        As discussed above, Donald M. Halsted, Jr. who has served as a trustee of the Trust and its predecessor since inception, will be retiring as a trustee effective as of December, 31, 2006. The trustees appointed Daniel D. Harding as a trustee of the Trust effective as of January 1, 2007 to fill the vacancy created by Mr. Halsted's retirement. Mr. Harding's term as a trustee will expire in 2008. Mr. Harding has also been appointed as a trustee of the Bancroft Fund effective as of January 1, 2007. Currently, Mr. Harding is a Senior Advisor with Harding Loevner Management LP (investment advisory firm) (since 2003). Formerly, Mr. Harding was co-founder and Chief Investment Officer at Harding Loevner Management LP (1989-2003). Mr. Harding received his undergraduate degree from Colgate University.

     CERTAIN RELATIONSHIPS

        Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

Committees of the Board of Trustees

        The Board has three committees: an Audit Committee, a Governance Committee and a Pricing Committee.

     AUDIT COMMITTEE

        The Trust has a separately designated Audit Committee as that term is defined in the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit Committee is comprised entirely of independent trustees (Dr. Bogan, Mr. Halsted and Mr. McMullan, with Dr. Bogan serving as Chairperson). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide. Effective January 1, 2007, Mr. Harding will fill the vacancy on the Audit Committee created by Mr. Halsted's retirement.

        In accordance with its charter, attached as Appendix A to this Proxy Statement, the Committee oversees the Trust's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Trust's financial statements and the independent audit of the financial statements. Among other duties, the Committee is responsible for: (i) the appointment, compensation and oversight of any independent registered public accountants employed by the Trust (including monitoring the independence qualifications and performance of such accountants and resolution of disagreements between the Trust's management and the accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the accounting and financial reporting process of the Trust; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board in its oversight of the Trust's compliance with legal and regulatory requirements that related to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits; (v) pre-approving all permissible audit and non-audit services provided to the Trust by its independent accountants, to the extent required by Section 10A of the Exchange Act; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Trust's independent registered public accountants to the Trust's investment adviser and certain other affiliated entities if the Trust's independent registered public accountants are the same as, or affiliated with, the investment adviser's or affiliated entities' accountants; and (vii) to the extent required by Regulation 14A under the Exchange Act, preparing an audit committee report for inclusion in the Trust's annual proxy statement.

     AUDIT COMMITTEE REPORT

        The Audit Committee reviewed and discussed the Trust's audited financial statements with its independent registered public accountants, Tait, Weller & Baker LLP (Tait Weller). These discussions included the accountant's judgments about the quality, not just acceptability, of the Trust's accounting principles as applied in its financial reporting. Tait Weller, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

        The Audit Committee has received a letter from Tait Weller required by the Public Company Accounting Oversight Board disclosing all relationships between Tait Weller and its related entities and the Trust. The Audit Committee discussed with Tait Weller their independence as the Trust's independent registered public accountants. In addition, the Audit Committee has considered whether the provision by Tait Weller of non-audit services to the Trust and to the Bancroft Fund is compatible with the continuing independence of Tait Weller. The Audit Committee also reviewed and discussed the Trust's audited financial statements with management.

        Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission (SEC).

                                         Elizabeth C. Bogan, Ph.D., Chairperson
                                         Donald M. Halsted, Jr.
                                         Robert J. McMullan


     GOVERNANCE COMMITTEE

        The Governance Committee is comprised entirely of independent trustees (Mr. Ahalt, Mr. Halsted and Mr. Platt, with Mr. Ahalt serving as Chairman). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide.

        In accordance with its charter, the Committee, among other duties, is responsible for: (i) nominating persons for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur on the Board, and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, and the Pricing Committee; (iii) reviewing from time to time the compensation, if any, payable to the trustees and making recommendations to the Board regarding compensation;
(iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) overseeing the selection of independent legal counsel to the independent trustees; and (vi) monitoring the performance of independent legal counsel employed by the Trust and the independent trustees.

        Prior to a meeting of the shareholders of the Trust called for the purpose of electing trustees, the Governance Committee will nominate one or more persons for election as trustees at such meeting. The Governance Committee is also responsible for nominating trustees to fill vacancies resulting from an increase in the size of the Board or as a result of the resignation, death or removal of a trustee. The independent trustees are generally authorized to appoint nominees to fill such vacancies.

        Evaluation by the Governance Committee of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) upon advice of independent legal counsel to the independent trustees, that the person will qualify as an independent trustee (applicable only to the nomination of independent trustees), and that the person is otherwise not disqualified under the Investment Company Act from serving as a trustee of the Trust; (ii) with respect to the nomination of independent trustees only, that the person is free of any material relationship with the Trust (other than as a shareholder of the Trust), that would interfere with the exercise of independent judgment; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) that the person can make a positive contribution to the Board and the Trust, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board; (vii) that the person is not an American Stock Exchange employee or floor member; and (viii) that the composition of the Board is varied as to educational background, business experience and occupation.

        Consistent with the Investment Company Act, the Governance Committee can consider recommendations from management in its evaluation process.

        The Governance Committee will consider nominees recommended by a shareholder to serve as trustee, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

        A shareholder may, at the 2008 annual meeting of shareholders, nominate an individual for election to the Board at such meeting if the shareholder: (i) is a shareholder of record at the time of giving notice to the Trust; (ii) is a shareholder of record at the time of the 2008 Annual Meeting; (iii) is entitled to vote at the 2008 Annual Meeting; and (iv) has complied with the notice procedures in the Trust's bylaws. The notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Trust no earlier than September 14, 2007 but no later than October 13, 2007. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Exchange Act (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the shareholder's name and address as they appear on the Trust's books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of beneficial interest owned beneficially and of record by such shareholder and beneficial owner.

        A current copy of the Governance Committee Charter is set forth in Appendix B.

     PRICING COMMITTEE

        The Pricing Committee is comprised of three members, two of whom are independent trustees (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Trust's investment adviser, Davis-Dinsmore, in its valuation of the Trust's portfolio securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

        It is anticipated that the Committee will meet only as pricing anomalies or other issues arise that cannot be resolved by the entire Board due to time constraints.

BOARD AND COMMITTEE MEETING ATTENDANCE

        During the 2006 fiscal year, the Board met eight times, the Audit Committee met five times and the Governance Committee met three times. The Pricing Committee did not meet. All trustees attended at least 75% of all Board and Committee meetings held during the 2006 fiscal year. The Trust's policy regarding trustee attendance at annual meetings of shareholders is that trustees are encouraged but not required to attend such annual meetings. Each of the Trust's then current trustees attended the Trust's 2006 annual meeting of shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

        The Trust adopted Shareholder Communication Procedures (the Procedures) that set forth the process by which shareholders of the Trust may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and communications made in connection with such proposals are not subject to the Procedures. The Trust's bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Trust's annual meeting of shareholders, an individual for election as trustee.

        Pursuant to the Procedures, shareholders should send their communications to the Trust's Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. E-mail communications may be sent to: info@ellsworthfund.com. All shareholder communications that are directed to the Board or an individual trustee of the Trust in his or her capacity as trustee and received by the Shareholder Relations Group shall be promptly forwarded to the individual trustee of the Trust to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of the Trust's Audit Committee and Governance Committee, and to counsel for the Trust and for the independent trustees. Counsel for the Trust and for the independent trustees, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Trust and for the independent trustees, working with the Chairs.

TRUSTEES' COMPENSATION

        Mr. Dinsmore and Ms. O'Keeffe are the only trustees of the Trust who are officers of the Trust or Davis-Dinsmore. Each trustee who is not an officer of the Trust or Davis-Dinsmore currently receives (1) an annual fee of $7,500, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended, and (4) $500 for each Committee meeting attended. The chairperson of each Committee receives an additional $2,000 annual fee.

        The following table shows the compensation that was paid to the trustees solely by the Trust as well as by the Fund Complex as a whole (which consists of two registered investment companies, the Trust and Bancroft Fund) during the 2006 fiscal year.

                                               AGGREGATE COMPENSATION         TOTAL COMPENSATION
                                                     FROM TRUST               FROM FUND COMPLEX
                                                     ----------               -----------------

Thomas H. Dinsmore......................             $  -0-                         $  -0-
Jane D. O'Keeffe........................             $  -0-                         $  -0-
Gordon F. Ahalt.........................             $18,225                        $35,325
Elizabeth C. Bogan, Ph.D................             $20,325                        $40,025
Donald M. Halsted, Jr...................             $20,125                        $40,125
Duncan O. McKee.........................             $15,625                        $30,625
Robert J. McMullan......................             $17,125                        $32,875
Nicolas W. Platt........................             $16,625                        $32,625

SECURITY OWNERSHIP OF MANAGEMENT

        The Trust's trustees, nominees for trustee and officers owned the Trust's shares as shown on the following table as of October 31, 2006 (officers of the Trust are identified in the "Additional Information - Executive Officers" section of this proxy).

                                                            SHARES OF TRUST
                                                          OWNED BENEFICIALLY*
                                                          -------------------

Gordon F. Ahalt....................................              2,400
Elizabeth C. Bogan, Ph.D...........................             25,443
Thomas H. Dinsmore.................................             38,956 (1)
Donald M. Halsted, Jr. ............................              2,489
Robert J. McMullan.................................                500
Duncan O. McKee....................................              4,319
Jane D. O'Keeffe...................................             11,171 (2)
Nicolas W. Platt...................................                500
H. Tucker Lake, Jr.................................             14,744 (3)
Gary I. Levine.....................................              2,689 (4)
Germaine M. Ortiz..................................              1,746 (5)
Mercedes A. Pierre.................................              2,669 (6)
Joshua P. Lake.....................................                483 (7)

* Represents for each trustee and officer less than 1% of the outstanding shares of the Trust. As of October 31, 2006, trustees and officers of the Trust beneficially owned in the aggregate 108,109 shares of the Trust, representing approximately 0.09% of the outstanding shares. Except as otherwise indicated, each trustee and officer possesses sole investment and voting power with respect to shares beneficially owned.

(1) Includes (i) 502 shares held in trust for the benefit of Mr. Dinsmore's minor child, (ii) 4,832 shares which Mr. Dinsmore owned jointly with his wife, and (iii) 3,388 shares owned solely by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(2) Includes (i) 1,480 shares held in trust for the benefit of Ms. O'Keeffe's minor children, and (ii) 1,386 shares owned jointly with her husband.

(3)  Includes 11,767 shares owned by Mr. Lake's spouse.

(4) Includes (i) 349 shares as to which Mr. Levine possesses shared investment and voting power, (ii) 562 shares held in trust for the benefit of Mr. Levine's minor children, and (iii) 1,856 shares owned by his wife.

(5) Includes 626 shares as to which Ms. Ortiz possesses shared investment and voting power.

(6) Includes 430 shares as to which Ms. Pierre possesses shared investment and voting power.

(7) Includes 97 shares as to which Mr. Lake possesses shared investment and voting power.

Mr. Harding, who will become a trustee of the Trust effective as of January 1, 2007, did not own any of the Trust's shares as of October 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Based solely on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of the Trust.

                NAME                             NUMBER OF SHARES OWNED                PERCENT OF OUTSTANDING SHARES
-------------------------------------    ---------------------------------------    ------------------------------------
Relative Value Partners, LLC                            635,548                                    5.1%
     1033 Skokie Boulevard
     Suite 150
     Northbrook, IL  60062 (1)


-----------
(1)  Based upon information disclosed in a Schedule 13G dated July 10, 2006.

                                   PROPOSAL 2

  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of Tait Weller as the Trust's independent registered public accountants for the 2007 fiscal year. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will meet to select new independent registered public accountants for the Trust's 2008 fiscal year. We do not expect that a representative from Tait Weller will be present at the Annual Meeting. However, should a Tait Weller representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

FEES BILLED BY TAIT WELLER RELATED TO THE TRUST

        Set forth in the table below are the aggregate fees billed to the Trust by Tait Weller for services rendered to the Trust during the Trust's last two fiscal years ended September 30, 2005 and September 30, 2006.

   Fiscal Year Ended
      SEPTEMBER 30            AUDIT FEES       AUDIT-RELATED FEES(1)     TAX FEES (3)      ALL OTHER FEES
      ------------            ----------       ------------------        -----------       --------------
          2005                 $30,000               $10,000(2)             $2,500               $0
          2006                 $31,000               $     0                $2,600               $0

(1) All Audit-Related Fees were pre-approved by the Trust's Audit Committee. No Audit-Related Fees were approved by the Trust's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) Includes fees billed to the Trust by Tait Weller in connection with the Trust's change of accounting practice related to amortization of convertible bond premiums and discounts.

(3) "Tax Fees" include those fees billed by Tait Weller in connection with their review of the Trust's income tax returns for fiscal years 2005 and 2006. All Tax Fees were pre-approved by the Trust's Audit Committee. No Tax Fees were approved by the Trust's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

NON-AUDIT SERVICES

        During each of the last two fiscal years ended September 30, 2006 and September 30, 2005, Tait Weller did not provide any non-audit services to the Trust or Davis-Dinsmore or its affiliates or otherwise bill the Trust or Davis-Dinsmore or its affiliates for any non-audit services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Trust by its independent registered public accountants before they are provided to the Trust. Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

        The Audit Committee also pre-approves non-audit services to be provided by the Trust's independent registered public accountants to the Trust's investment adviser if the engagement relates directly to the operations and financial reporting of the Trust and if the Trust's independent registered public accountants are the same as, or affiliated with, the investment adviser's registered public accountants.

REQUIRED VOTE

        The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent registered public accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                        ADDITIONAL INFORMATION ON VOTING

VOTING BY PROXY

        Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Trust's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

        If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

        o       FOR the election of all nominees for trustees.

        o FOR ratification of the appointment of independent registered public accountants for 2007.

        Your proxy will also have authority to vote and act on your behalf at any adjournment of the meeting.

        If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of four ways:

        o       You may send in another proxy with a later date.

        o If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

        o You may notify the Trust's Secretary in writing before the Annual Meeting that you have revoked your proxy.

        o       You may vote in person at the Annual Meeting.

VOTING IN PERSON

        If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, YOU MUST BRING A LETTER FROM THE NOMINEE INDICATING THAT YOU ARE THE BENEFICIAL OWNER OF THE SHARES ON NOVEMBER 15, 2006, THE RECORD DATE FOR VOTING, AND AUTHORIZING YOU TO VOTE.

Quorum Requirement

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

ADJOURNMENTS

        If a quorum is not present at the Annual Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies they are entitled to vote "for" a proposal in favor of such an adjournment and will vote those proxies required to be voted "against" such proposal against such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

        Davis-Dinsmore, 65 Madison Avenue, Morristown, New Jersey 07960, is the Trust's investment adviser.

EXECUTIVE OFFICERS

        The Trust's executive officers are elected by the Board, receive no compensation from the Trust and hold office until the meeting of the Board following the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Information about these officers is presented below.



NAME, AGE AND POSITION(S) HELD              OFFICER              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        WITH THE TRUST                       SINCE                         AND BUSINESS EXPERIENCE
---------------------------------------     -------     -----------------------------------------------------------
Thomas H. Dinsmore - 53                       1986      Information about Mr. Dinsmore is presented earlier in this
   Trustee, Chairman and Chief                          proxy statement under "Proposal 1, Election of Trustees -
   Executive Officer                                    Information About the Trust's Other Trustees - Continuing
                                                        Trustees Who are Interested Persons."

Jane D. O'Keeffe - 51                         1994      Information about Ms. O'Keeffe is presented earlier in this
   Trustee and President                                proxy statement under "Proposal 1, Election of Trustees -
                                                        Information About the Trust's Other Trustees - Continuing
                                                        Trustees Who are Interested Persons."

H. Tucker Lake, Jr. - 59                      1994      Vice President of the Trust, Bancroft Fund (since 2002) and
   Vice President                                       Davis-Dinsmore (since 1997)

                                                        Formerly:  Vice President, Trading of the Trust (1994-2002)

Joshua P. Lake, C.T.P. - 30                   2002      Treasurer of the Trust and Bancroft Fund (since April 2004),
   Treasurer and Assistant Secretary                    Assistant Secretary of the Trust and Bancroft Fund (since
                                                        February 2002) and Assistant Treasurer and Assistant
                                                        Secretary of Davis-Dinsmore (since February 2002)

Gary I. Levine - 49                           1986      Executive Vice President and Chief Financial Officer of the
   Executive Vice President, Chief                      Trust, Bancroft Fund and Davis-Dinsmore (since April 2004);
   Financial Officer and Secretary                      Secretary of the Trust, Bancroft Fund and Davis-Dinsmore
                                                        (since November 2003); Treasurer of Davis-Dinsmore (since
                                                        1997)

                                                        Formerly:  Vice President of the Trust, Bancroft Fund and
                                                        Davis-Dinsmore (January 2002 - April 2004); Treasurer of the
                                                        Trust and Bancroft Fund (April 1993 - April 2004)

Germaine M. Ortiz - 37                        1996      Vice President of the Trust, Bancroft Fund and Davis-Dinsmore
   Vice President                                       (since 1999)


NAME, AGE AND POSITION(S) HELD              OFFICER              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
         WITH THE TRUST                      SINCE                         AND BUSINESS EXPERIENCE
---------------------------------------     -------     -----------------------------------------------------------
Mercedes A. Pierre - 45                       1998      Vice President of the Trust and Bancroft Fund (since April
   Vice President and Chief Compliance                  2004); Chief Compliance Officer of the Trust and Bancroft
   Officer                                              Fund (since July 2004); Assistant Treasurer of the Trust and
                                                        Bancroft Fund (since 1998); and Vice President and Chief
                                                        Compliance Officer of Davis-Dinsmore (since 2004)

CERTAIN RELATIONSHIPS

        H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D. O'Keeffe, and the father of Joshua P. Lake.

DOLLAR RANGE OF SECURITIES HELD BY TRUSTEES AND NOMINEES

        Set forth below is the dollar range of equity securities beneficially owned (1) in both the Trust and Fund Complex by each trustee and each nominee for election as a trustee of the Trust as of October 31, 2006.(2)

                                                                                  AGGREGATE DOLLAR RANGE
                                                                                  OF EQUITY SECURITIES IN
                                                                                  ALL FUNDS OVERSEEN OR TO
                                                      DOLLAR RANGE OF               BE OVERSEEN BY THE
                                                     EQUITY SECURITIES IN           TRUSTEE OR NOMINEE
                                                        THE TRUST (3)                 IN FUND COMPLEX (4)
                                                       ---------------          ---------------------------

Gordon F. Ahalt....................................      $10,001-$50,000              $10,001-$50,000
Elizabeth C. Bogan, Ph.D...........................       over $100,000                over $100,000
Thomas H. Dinsmore.................................       over $100,000                over $100,000
Donald M. Halsted, Jr. ............................      $10,001-$50,000              $50,001-$100,000
Duncan O. McKee....................................      $10,001-$50,000              $50,001-$100,000
Robert J. McMullan.................................         $1-$10,000                   $1-$10,000
Jane D. O'Keeffe...................................      $50,001-$100,000              over $100,000
Nicolas W. Platt...................................         $1-$10,000                    $1-$10,000

(1) Beneficial ownership has been determined based upon the trustee's or nominee's direct or indirect pecuniary interest in the equity securities.

(2)     The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
        $50,001-$100,000, or over $100,000.

(3) The dollar range of equity securities owned in the Trust is based on the closing price of $8.07 on October 31, 2006 on the American Stock Exchange.

(4) The dollar range of equity securities owned in the Fund Complex is based on the closing price of $8.07 for the Trust and $19.30 for Bancroft Fund on October 31, 2006 on the American Stock Exchange.

Mr. Harding, who will become a trustee of the Trust effective as of January 1, 2007, did not own any of the Trust's shares or equity securities in the Fund Complex as of October 31, 2006.

PROXY SOLICITATION

        The Trust expects to solicit proxies principally by mail. The Trust will pay the cost of soliciting proxies and may reimburse third parties for their expenses in forwarding solicitation materials to the beneficial owners of the Trust's shares. Officers of the Trust may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, Section 30(h) of the Investment Company Act, and the regulations of the SEC thereunder, require the Trust's officers and trustees and direct or indirect beneficial owners of more than 10% of the Trust's shares, as well as Davis-Dinsmore, its directors and officers and certain of its other affiliated persons (collectively, Reporting Persons), to file initial reports of ownership and changes in ownership with the SEC. Reporting Persons are required to furnish the Trust with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it and written representations, the Trust believes that all filing requirements applicable to the Reporting Persons have been complied with during the fiscal year ended September 30, 2006.

SHAREHOLDER PROPOSALS

        If you want us to consider including a shareholder proposal in the Trust's proxy statement for the 2008 annual meeting of shareholders, we must receive it from you no later than July 30, 2007.

        A shareholder may bring other business before the 2008 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Trust; (2) is entitled to vote at the 2008 Annual Meeting; and (3) has complied with the notice procedures in the Trust's bylaws. The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Trust no earlier than September 14, 2007 but no later than October 13, 2007. The notice must include a brief description of the business desired to be brought before the 2008 Annual Meeting, the reasons for conducting such business at the 2008 Annual Meeting, and any material interest the shareholder and any beneficial owners on whose behalf the proposal is made may have in such business. The notice must also include the shareholder's name and address as they appear on the Trust's books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares owned of record and beneficially by such shareholder and beneficial owner.

                                    By order of the Board of Trustees,

                                    /s/         THOMAS H. DINSMORE
                                    ---------------------------------------

                                                Thomas H. Dinsmore
                                        Chairman of the Board of Trustees
November 27, 2006

                                                                      APPENDIX A


                               BANCROFT FUND LTD.
                               ELLSWORTH FUND LTD.
                                  (THE "FUNDS")
                              AMENDED AND RESTATED
                            AUDIT COMMITTEES CHARTER
                       (AMENDED EFFECTIVE APRIL 10, 2006)

1.      MEMBERSHIP; QUALIFICATIONS.

        a. Each Audit Committee shall have at least three members. [Section 121B(2)(a) of the American Stock Exchange ("AMEX") Company Guide.]

        b. Each member of the Audit Committees shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement, and cash flow statement. [Section 121B(2)(a)(ii) of the AMEX Company Guide.]

        c. At least one member of each Audit Committee must be "financially sophisticated" in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. [Section 121B(2)(a)(ii) of the AMEX Company Guide.]

        d. Each member of the Audit Committees shall be free of any material relationship with the Funds that, in the opinion of the Boards of Trustees of the Funds (the "Boards"), would interfere with his or her individual exercise of independent judgment. [Section 121A of the AMEX Company Guide.]

        e. No member of the Audit Committees shall, other than in his or her capacity as a member of the Audit Committees, the Boards, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service). [Rule 10A-3(b)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")]

        f. No member of either of the Audit Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). [Section 121A(g) and 121B(2)(a)(i) of the AMEX Company Guide; Rule 10A-3(b)(1)(iii) promulgated under the Exchange Act]

2.      PURPOSES. The purposes of the Audit Committees are:

        a. in their capacity as committees of the Boards, to be directly responsible for the appointment (subject to ratification by a majority of the Boards who are not "interested persons" of the Funds as defined in the 1940 Act ("disinterested trustees")), compensation, retention and oversight of the work of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

                                                                      APPENDIX A


        b. to oversee the Funds' accounting and financial reporting policies and processes, its internal controls and, as appropriate, the internal controls of their investment adviser; [Section 121B(1)(iii) of the AMEX Company Guide.]

        c. to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; [Section 121B(1)(iii) of the AMEX Company Guide.]

        d. to the extent required by Section 10A(h) and (i) of the Exchange Act, to preapprove all audit and permissible non-audit services that are provided to the Funds by their independent auditors;

        e. to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser, if the Funds' independent auditors are the same as, or affiliated with, the investment adviser's auditors;

        f. to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in a Fund's annual proxy statement; and

        g. to serve as the Funds' qualified legal compliance committee ("QLCC") within the meaning of Part 205 of the Commission's Rules of Practice - Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the "Attorney Conduct Rules").

3. DUTIES AND POWERS. To carry out their purposes, the Audit Committees shall have the following duties and powers:


        a. to be directly responsible for the appointment (subject to ratification by a majority of the Boards of the Funds who are not interested persons of the Funds (the "independent trustees")), compensation, retention and oversight of the work of any independent auditors employed by the Funds, including reviewing with such auditors the proposed audit plans and meeting with the auditors after completion of the audit to review the work done in connection with the audit and to discuss and resolve any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and each such independent auditors must report directly to the Audit Committees; [Section 10A(m)(2) of the Exchange Act, Rule 10A-3(b)(2) adopted thereunder, and Section 121B(4) of the AMEX Company Guide]

        b. to evaluate the independence of the Funds' independent auditors, including whether such auditors provide any consulting services to the Funds' investment adviser; to receive from such auditors a formal written statement delineating all relationships between such auditors and the Funds, consistent with Independent Standards Board Standard 1; and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Boards take, appropriate action to oversee the independence of the outside independent auditors; [Section 121B(1)(ii) of the AMEX Company Guide]

        c. to oversee the accounting and financial reporting process of the Funds and the audits of the financial statements of the Funds, and in connection therewith, to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits and any audit plans prepared by the independent auditors for the Funds; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said

                                                                      APPENDIX A

audit(s); (iii) to consider the independent auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Boards and shareholders; [Section 121B(iii) of the Amex Company Guide.]

        d. to receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by
Item 306 of Regulation S-K, to discuss with such auditors their independence, and to consider whether the provision by such auditors of permissible non-audit services to (i) the Funds, (ii) their advisor or (iii) any person that controls, is controlled by or is under common control with such advisor that provides services to the Funds, is compatible with maintaining such auditors' independence; [Item 7(d)(3)(i) and Item 9(e)(8) of Schedule 14A, and Item 306 of Regulation S-K]

        e. to review and discuss audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that such auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds' critical accounting policies and practices), and also to discuss with management and the independent auditors the clarity, consistency and completeness of accounting policies and disclosures; [Item 7(d)(3)(i) of Regulation 14A, and Item 306 of Regulation S-K]

        f. based upon a review of the items discussed in (d) and (e) above, to recommend to the Boards that the Funds' audited financial statements be included in the Funds' annual reports to shareholders; [Item 7(d)(3)(i) of Regulation 14A and Item 306 of Regulation S-K]

        g. the Audit Committees shall prepare the audit committee report that SEC rules require to be included in the Funds' annual proxy statement. [Item 7(d)(3)(i) of Regulation 14A and Item 306 of Regulation S-K]

        h. to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors and to review information received from management and such auditors regarding regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements;

        i. to the extent that certifications by officers of the Funds (the "signing officers") as to the Funds' financial statements or other financial information are required by applicable law to be included with or in the Funds' periodic reports filed with the Securities and Exchange Commission ("SEC"), to receive from such officers notifications if such certifications are not included for any reason;

        j. to meet as necessary with counsel to the Funds, counsel to the disinterested trustees of the Funds and, if applicable, independent counsel or other advisers to the Audit Committees and to review information provided by all such persons on legal issues having the possibility of impacting the financial reporting process, including items of industry-wide importance and internal issues such as litigation;

        k. to the extent required by Section 10A(h) and (i) of the Exchange Act, to preapprove all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Audit Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committees who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit

                                                                      APPENDIX A

services and related fees shall be presented to the full Audit Committees, solely for informational purposes, at their next scheduled meeting; [Section 10A(h) and (i) of the Exchange Act]

        l. to pre-approve non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund and if the Funds' independent auditors are the same as, or affiliated with, the investment adviser's or certain affiliated entities' auditors; [Item 2.01(c)(7)(ii) of Regulation S-X and Item 9(e)(8) of Schedule 14A]

        m. to investigate improprieties or suspected improprieties in fund operations, including but not limited to receiving and reviewing disclosures by the Funds' signing officers to the Audit Committees of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls;

        n. to establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds (or the Funds' investment adviser) of concerns regarding questionable accounting or auditing matters [Section 10A(m)(4) of the Exchange Act, Rule 10A-3(b)(3) adopted thereunder, and Section 121B(4) of the AMEX Company Guide]

        o. to receive and review information provided by management and the independent auditors regarding the Funds' accounting system and controls, including but not limited to receiving from the Funds' independent auditors information concerning (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Funds, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by such independent auditors, and
(iii) other material written communications between such independent auditors and the management of the Funds such as the management letter or schedule of unadjusted differences; [Section 10A(k) of the Exchange Act]

        p. to carry out the responsibilities of a QLCC as set forth in the Attorney Conduct Rules, and in connection therewith: (i) to adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "Material Violation"); (ii) to report to a Fund's chief executive officer any report of evidence of a Material Violation
(iii) to determine whether an investigation is necessary regarding any report of evidence of a Material Violation by the Fund, its officers, trustees, employees or agents and, if it determines an investigation is necessary or appropriate, to: (A) notify the full Board; (B) initiate an investigation, which may be conducted by outside attorneys; and (C) retain such additional expert personnel as the Audit Committee deems necessary; and (iv) at the conclusion of any such investigation, to: (A) recommend, by majority vote, that the Fund implement an appropriate response to evidence of a Material Violation; and (B) inform the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted; and (v) acting by majority vote, to take all other appropriate action, including the authority to notify the Commission in the event that the Fund fails in any material respect to implement an appropriate response the Audit Committee has recommended the Fund to take; [Attorney Conduct Rules ss. 205.2(k)]

                                                                      APPENDIX A

        q. to receive reports of violations and potential violations of the Funds' Code of Ethics for Principal Financial Officers (the "Code") from the Funds' Compliance Officer or his/her designee, and determine whether a violation has occurred;

        r. to inform the disinterested trustees of the Funds of any violation of the Code; and

        s. to report their activities to the full Boards on a regular basis and to make such recommendations and/or decisions with respect to the above and other matters as the Audit Committees may deem necessary or appropriate.

4. APPOINTMENT OF INDEPENDENT AUDITORS. The Audit Committees shall appoint the Funds' independent auditors at an in-person meeting. If, at any time, the approval by the Audit Committees of the Funds' independent auditors constitutes an approval of such auditors by less than a majority of the disinterested trustees, such approval shall be ratified by a majority of the Funds' disinterested trustees at the next regularly scheduled in-person meeting of the Boards; [Section 32(a)(1) of the Investment Company Act of 1940, as amended]

5. MEETINGS. The Audit Committees shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least annually in connection with the issuance of the Funds' financial statements. The Audit Committees may meet either on their own or in conjunction with meetings of the full Boards. Meetings of the Audit Committees may be held in person or by conference telephone. Where appropriate, the Audit Committees may take action by unanimous written consent in lieu of a meeting. [Section 121B(3) of the AMEX Company Guide]

        The Audit Committees shall regularly meet with the Treasurer of the Funds.

6.      AUTHORITY; FUNDING.

        a. The Audit Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Fund(s). [Section 10A(m)(5) of the Exchange Act, Rule 10A-3(b)(4) adopted thereunder, and Section 121B(4) of the AMEX Company Guide]

        b. The Funds shall provide for appropriate funding, as determined by the Audit Committees, in their capacity as committees of the Boards, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds and (ii) to any independent counsel or other advisers employed by the Audit Committees. [Section 10A(m)(6) of the Exchange Act, Rule 10A-3(b)(5) adopted thereunder, and Section 121B(4) of the AMEX Company Guide]

7. ANNUAL INTERNAL PERFORMANCE EVALUATION. Each year the Audit Committees shall conduct an internal evaluation of the performance of the Audit Committees.

8. GOOD FAITH RELIANCE. In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Audit Committees by the officers and employees of the Funds and of Davis-Dinsmore Management Company, and by the Funds' independent auditors.

9. REVIEW OF CHARTER. The Audit Committees shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Boards. This Charter may be amended

                                                                      APPENDIX A

only by the approval of the Boards, and a majority of the disinterested trustees. [Section 121B(1) of the AMEX Company Guide]

10. MAINTENANCE OF CHARTER. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                                                                      APPENDIX B


                               BANCROFT FUND LTD.
                               ELLSWORTH FUND LTD.
                                  (THE "FUNDS")
                              AMENDED AND RESTATED
                          GOVERNANCE COMMITTEES CHARTER
                       (AMENDED EFFECTIVE APRIL 10, 2006)

1.      MEMBERSHIP; QUALIFICATIONS.

        a. Each member of the Governance Committees (the "Committees") shall be free of any material relationship with the Funds that, in the opinion of the Boards of Trustees of the Funds (the "Boards"), would interfere with his or her individual exercise of independent judgment.

        b. No member of the Committees shall, other than in his or her capacity as a member of the Committees, the Boards, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any subsidiary of the Funds, provided that, unless the rules of the American Stock Exchange ("AMEX") provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service).

        c. No member of either of the Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

2.      PURPOSES. The purposes of the Committees are:

        a. to nominate persons for election or appointment as trustees (i) to fill vacancies which, from time to time, may occur in the Boards and (ii) for election by shareholders of Funds at meetings called for the election of trustees;

        b. to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, and the Pricing Committees;

        c. to review from time to time, the compensation, if any, payable to the trustees of the Funds and to make recommendations to the Boards with respect thereto;

        d. to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

        e. to oversee the selection of independent legal counsel to the independent trustees; and

        f. to monitor the performance of independent legal counsel employed by the Funds and the independent trustees.

                                                                      APPENDIX B


3. DUTIES AND POWERS. To carry out their purposes, the Committees shall have the following duties and powers:

        a.      to nominate persons to serve on the Boards.

                i. The Committees shall make nominations for trustee membership on the Boards. If members of the Committees do not unanimously agree to nominate an incumbent trustee for re-election to the Boards, the Committees shall submit the issue of nomination of such person for re-election to the independent trustees as a group.

                ii. Evaluation by the Committees of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Committees:

                        A. upon advice of independent legal counsel to the independent trustees, that the person will qualify as a trustee who is not an "interested person" of the Funds (an "independent trustee")(applicable only to the nomination of independent trustees ), and that the person is otherwise qualified under the 1940 Act to serve as a trustee of the Funds;

                        B. with respect to the nomination of independent trustees only, that the person is free of any material relationship with the Funds (other than as a shareholder of the Funds), that would interfere with the exercise of independent judgment;

                        C. that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

                        D. that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

                        E. that the person is of good character and high integrity;

                        F. that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards;

                        G. that the person is not an AMEX employee or floor member; and

                        H. that the composition of the Boards is varied as to educational background, business experience and occupation.

                iii. The Committees shall consider nominees recommended by a shareholder to serve as trustee, provided: (i) that such person is a shareholder of record both at the time he or she submits such names and at the time of the meeting of shareholders at which trustees will be elected; (ii) that such person is entitled to vote at such meeting; and (iii) that the Committees shall make the final determination of persons to be nominated. The Committees shall evaluate nominees recommended by a shareholder to serve as trustee in the same manner as they

                                                                      APPENDIX B


                        evaluate nominees identified by the Committees. Shareholders should provide the Committees with information regarding the recommended nominee sufficient for the Committees to make the findings set forth in
                        Section 3.a.ii.

        b.      to nominate trustees to serve on the Funds' committees.

                i. The Committees shall make nominations for membership on all committees and shall review and recommend committee assignments at least annually.

                ii. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under Section 3.a.ii. to the extent that such factors are applicable or relevant, as well as any qualifications as may be set forth in the charter of the applicable committee.

        c. to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committees shall make recommendations for any such action to the full Board. Any proposed changes shall be approved by the full Board as well as a majority of the independent trustees.

        d. to periodically review the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Boards.

        e. to periodically review trustee compensation and recommend any appropriate changes to the independent trustees as a group.

        f. to consider and oversee the selection of independent legal counsel to the independent trustees and recommend such counsel to the independent trustees. In making such selection the Committees shall examine and monitor such legal counsel's client relationships in order to ascertain continued independence.

        g. to monitor the performance of independent legal counsel employed by the Funds and the independent trustees, and supervise counsel for the independent trustees.

                                                                      APPENDIX B


4. MEETINGS. The Committees may meet either on their own or in conjunction with meetings of the full Boards. Meetings of the Committees may be held in person or by conference telephone. Where appropriate, the Committees may take action by unanimous written consent in lieu of a meeting.

5. ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS. Trustees are encouraged but not required to attend annual meetings of shareholders.

6. AUTHORITY; FUNDING. The Committees shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. ANNUAL INTERNAL PERFORMANCE EVALUATION. Each year the Committees shall conduct an internal evaluation of the performance of the Committees.

8. GOOD FAITH RELIANCE. In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of Davis-Dinsmore Management Company.

9. REVIEW OF CHARTER. The Committees shall review this Charter at least annually and recommend any changes to the full Boards. This Charter may be amended only by approval of the full Boards, and a majority of the independent trustees.

10. MAINTENANCE OF CHARTER. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                              ELLSWORTH FUND LTD.

                  ANNUAL MEETING TO BE HELD JANUARY 12, 2007
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O'Keeffe, and any one of them separately, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of shareholders of Ellsworth Fund Ltd. (the "Trust") at the offices of the Trust, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on January 12, 2007 at 11:00 a.m., and at all adjournments or postponements thereof, according to the number of beneficial shares which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE TRUSTEES LISTED, AND FOR THE PROPOSAL TO RATIFY THE AUDIT COMMITTEE'S SELECTION OF ACCOUNTANTS.

           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE


--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

1. Election as trustees of all nominees listed below for the terms specified in the proxy statement.

                           NOMINEES:

/  / FOR ALL NOMINEES      /  / Gordon F. Ahalt

                           /  / Elizabeth C. Bogan, Ph.D.

                           /  / Nicolas W. Platt

/  / WITHHOLD AUTHORITY FOR ALL NOMINEES

/  / FOR ALL EXCEPT
     (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /X/

--------------------------------------------------------------------------------

                                                   FOR      AGAINST     ABSTAIN
2. Proposal to ratify selection of accountants.   /  /       /  /        /  /

YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that / / changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Shareholder                                      Date
                        ---------------------------------     ------------------

Signature of Shareholder                                      Date
                        ---------------------------------     ------------------


NOTE: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.